PGIM INVESTMENTS LLC

655 Broad Street

Newark, New Jersey 07102

July 18, 2019

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: 497 Filing for

Prudential Investment Portfolios, Inc. 17 (Registration numbers 033-55441 and 811-07215)

PGIM Total Return Bond Fund (the “Fund”)

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a Prospectus dated July 15, 2019 (SEC accession number 0001683863-19-001655) for the Fund listed above. The purpose of the filing is to submit the 497 filing dated July 15, 2019 in XBRL.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-8982.

Sincerely,

/s/ Diana Huffman
Diana Huffman Assistant Secretary